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- --------------------------------------------------------------------------------

			   United States
		  Securities and Exchange Commission
		       Washington, D.C. 20549

			     Form 8-K
			  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 9, 1995

		     SOUTHWEST GAS CORPORATION
       (exact name of registrant as specified in its charter)

	   California                 1-7850              88-0085720
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)


    5241 Spring Mountain Road
      Post Office Box 98510
	Las Vegas, Nevada                                 89193-8510
(Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:  (702) 876-7237

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

ITEM 5.  OTHER EVENTS
			   FINANCIAL ANALYST REPORT


				    [LOGO]


			 SOUTHWEST GAS CORPORATION

			    FOURTH QUARTER 1994

      SOUTHWEST GAS - SERVING THE FASTEST-GROWING STATES IN THE NATION

Today, Southwest Gas serves one of the fastest-growing areas of the nation. Nevada and Arizona, which combined represent almost 90 percent of the Company's customer base, were national leaders in population and economic growth in 1994. According to the U. S. Bureau of Census, Nevada ranked number one in the nation in population growth in 1994 with a 5.4 percent increase, followed by Arizona at 3.3 percent. Also, in terms of percentage, Nevada led the nation in income growth and ranked second in job growth in 1994, while Arizona ranked among the top ten states in job creation and personal income growth.

Judging by the number of businesses moving into Arizona, the number of gaming projects planned in Nevada, and the continued mention of these two states in national surveys and publications, this solid population growth and economic expansion can be expected to continue for many years to come. In fact, the two states are projected to be the fastest-growing states in the nation until beyond the year 2000!

That's good news for Southwest Gas, because population growth and economic expansion translate into new customers for the Company. Builder commitments to use natural gas in their tracts have reached record numbers the last three years in the Company's three-state service territory. Although there is a lag from the time a builder makes a commitment until the time when the home is built and a new Southwest Gas customer is connected, the Company can look at those commitments and gauge the number of new customers it will connect in the near future, assuming economic conditions remain the same. Accumulated builder commitments could translate into the addition of as many as 60,000 new customers in 1995. The Company estimates that customer growth will average between 4 and 6 percent annually during the 1995-1997 time period, roughly two to three times the industry average.

While the Company's southern Nevada service area continues to experience rapid growth, another significant driver of the Company current growth trend is in Arizona. For example, the Central Arizona Division added nearly 10,600 residential customers in 1994, compared to only 3,800 in 1993 and just 2,600 in 1992. That's a major turn-around for the Company's largest service area.

Although, each new customer that signs up for service represents many years of additional margin for the Company, keeping up with this tremendous growth is also a challenge. But it's one that Southwest Gas has been meeting successfully for many years. In 1995 and beyond, the Company will continue to follow its formula for success in meeting the demands of growth. It includes equal measures of: effective planning, financing and development of the gas system; safe, efficient delivery of our product to customers; top-quality service; and a reasonable price.

					  SOUTHWEST GAS CORPORATION
					 SUMMARY STATEMENTS OF INCOME
				   (In thousands, except per share amounts)
						 (Unaudited)

									      YEAR ENDED DECEMBER 31,
								      ---------------------------------------
									 1994           1993           1992
- -------------------------------------------------------------------------------------------------------------
GAS OPERATIONS SEGMENT:
Operating revenues                                                    $ 599,268      $ 538,149      $ 534,127
Net cost of gas purchased                                               249,922        212,290        214,152
- -------------------------------------------------------------------------------------------------------------
Operating margin                                                        349,346        325,859        319,975
Operations and maintenance expenses                                     178,185        169,744        159,883
Depreciation, amortization, and general taxes                            82,569         79,136         74,329
- -------------------------------------------------------------------------------------------------------------
Operating income                                                         88,592         76,979         85,763
Net interest deductions                                                  49,465         41,988         35,996
- -------------------------------------------------------------------------------------------------------------
Pre-tax utility income                                                   39,127         34,991         49,767
Utility income tax expense                                               14,825         12,292         19,730
- -------------------------------------------------------------------------------------------------------------
Net utility income                                                       24,302         22,699         30,037
Other income (expense), net                                                (778)           316          2,177
Arizona pipe replacement disallowance, net                                  ---         (9,264)           ---
- -------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations segment                      23,524         13,751         32,214
- -------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES SEGMENT:
Net interest income after loan loss provision                            51,414         51,037         39,632
Net loss from real estate operations                                       (612)          (910)       (15,286)
Other income, net                                                        10,631         12,049         15,392
General and administrative expenses                                      47,369         52,280         49,465
- -------------------------------------------------------------------------------------------------------------
Pre-tax income (loss)                                                    14,064          9,896         (9,727)
Income tax expense                                                        6,391          6,345             91
- -------------------------------------------------------------------------------------------------------------
Net income (loss) before cumulative effect of
  accounting method change                                                7,673          3,551         (9,818)
Cumulative effect of accounting method change                               ---          3,045            ---
- -------------------------------------------------------------------------------------------------------------
Net income (loss) before carrying cost allocation                         7,673          6,596         (9,818)
Acquisition carrying costs, net of tax - NOTE 5                          (4,896)        (4,941)        (4,735)
- -------------------------------------------------------------------------------------------------------------
Contribution to net income (loss)  - financial services segment           2,777          1,655        (14,553)
- -------------------------------------------------------------------------------------------------------------
Net income                                                               26,301         15,406         17,661
Preferred & preference dividends                                            510            741          1,051
- -------------------------------------------------------------------------------------------------------------
Net income applicable to common stock                                 $  25,791      $  14,665      $  16,610
=============================================================================================================
Earnings per share                                                    $    1.22      $    0.71      $    0.81
=============================================================================================================
Earnings per share excluding disallowance                             $    1.22      $    1.15      $    0.81
=============================================================================================================
Average outstanding common shares                                        21,078         20,729         20,598
=============================================================================================================

				 See Notes to Summary Financial Statements.
/TABLE

				     SOUTHWEST GAS CORPORATION
					   BALANCE SHEET
				       AT DECEMBER 31, 1994
					  (In thousands)
					   (Unaudited)

ASSETS
UTILITY PLANT
Gas plant, net of accumulated depreciation                              $ 1,001,077
  Construction work in progress                                              33,675
									-----------
    Net utility plant                                                     1,034,752
									-----------
OTHER PROPERTY AND INVESTMENTS
  PriMerit Bank - NOTE 2                                                    175,855
  Other                                                                      31,615
									-----------
    Total other property and investments                                    207,470
									-----------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                          5,869
  Receivables - less reserve of $1,553 for uncollectibles                    57,042
  Accrued utility revenue                                                    47,533
  Deferred purchased gas costs                                               15,219
  Other                                                                      29,215
									-----------
    Total current and accrued assets                                        154,878
									-----------
DEFERRED DEBITS
  Unamortized debt expense                                                   14,027
  Other deferred debits                                                      42,311
									-----------
    Total deferred debits                                                    56,338
									-----------
    TOTAL ASSETS                                                        $ 1,453,438
									===========

CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 21,282 shares outstanding              $   296,129
    Retained earnings                                                        52,427
									-----------
      Total common stockholders' equity - NOTE 6                            348,556           33.7%
  Preferred stock equity - NOTE 3                                             4,000            0.4
  Long term debt - NOTE 4                                                   683,263           65.9
									-----------          -----
      Total capitalization                                                1,035,819          100.0%
									-----------          =====
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                              92,000
  Accounts payable                                                           48,965
  Customer deposits                                                          22,893
  Taxes accrued (including income taxes)                                     42,919
  Deferred income taxes                                                       6,943
  Other                                                                      46,381
									-----------
      Total current and accrued liabilities                                 260,101
									-----------
DEFERRED CREDITS
  Deferred investment tax credits                                            20,741
  Deferred income taxes                                                     109,634
  Other                                                                      27,143
									-----------
      Total deferred credits                                                157,518
									-----------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS            $ 1,453,438
									===========


			    See Notes to Summary Financial Statements.
/TABLE

			SOUTHWEST GAS CORPORATION
			 STATEMENT OF CASH FLOWS
		      YEAR ENDED DECEMBER 31, 1994
			     (In thousands)
			      (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                    $   26,301
  Adjustments to reconcile net income to net
    cash provided by operating activity:
      Depreciation and amortization                                 57,240
      Change in receivables and payables                            (8,686)
      Change in accrued taxes                                          354
      Undistributed earnings from subsidiaries                      (7,122)
      Change in gas cost related balancing items                    10,607
      Allowance for funds used during construction                    (805)
      Change in deferred taxes                                       3,691
      Other                                                          7,216
								----------
       Net cash provided from operating activities                  88,796
								----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in notes payable                                            6,000
  Dividends paid                                                   (17,411)
  Net change in long-term debt                                      69,062
  Retirement of preferred stock                                     (4,058)
  Proceeds from stock issuance                                       4,773
  Other                                                               (224)
								----------
       Net cash provided from financing activities                  58,142
								----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                       (141,327)
  Other                                                             (1,785)
								----------
       Net cash used in investing activities                      (143,112)
								----------

Change in cash and temporary cash investments                        3,826
Cash at beginning of period                                          2,043
								----------
Cash at end of period                                           $    5,869
								==========
SUPPLEMENTAL INFORMATION:
Interest paid, net of amount capitalized                        $   55,167
Income taxes, net of refunds                                    $    2,132

		 See Notes to Summary Financial Statements.

			  SOUTHWEST GAS CORPORATION
		    NOTES TO SUMMARY FINANCIAL STATEMENTS
		      (In thousands, except par values)
				 (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:
The financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for PriMerit Bank (PriMerit). Segmented information is presented within the income statement. The Financial Services segment includes the net income of PriMerit and its subsidiaries on a stand-alone basis, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. This presentation is not in accordance with generally accepted accounting principles
(GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's two segments.

NOTE 2 - INVESTMENT IN PRIMERIT BANK:
	 The financing sources for Southwest's investment in PriMerit consist of approximately $62,400 of 9.375% series D debentures, $20,000 of 9.75% series F debentures, and 4,027 shares of common stock.

NOTE 3 - PREFERRED STOCK:
	 Cumulative preferred stock, $100 par value, 9.5% series,
	 40 shares outstanding                                        $   4,000
								      =========
	 CURRENT REDEMPTION REQUIREMENTS                              $     800
								      =========

NOTE 4 - LONG-TERM DEBT:
	 Debt refinanced with term loan bank facility
	   closed January 1995                                        $ 200,000
	 Debentures:
	   Debentures, 9% series A, due 2011                             27,557
	   Debentures, 9% series B, due 2011                             31,913
	   Debentures, 8.75% series C, due 2011                          19,261
	   Debentures, 9.375% series D, due 2017                        120,000
	   Debentures, 10% series E, due 2013                            23,079
	   Debentures, 9.75% series F, due 2002                         100,000
	 Industrial revenue bonds - net of funds held in trust          172,041
	 Unamortized discount on long-term debt                         (10,588)
								      ---------
	 TOTAL LONG-TERM DEBT                                         $ 683,263
								      =========
	 CURRENT MATURITIES                                           $   5,000
								      =========

NOTE 5 - ACQUISITION CARRYING COSTS, NET:
						   YEAR ENDED DECEMBER 31,
					      ---------------------------------
						 1994        1993        1992
					      ---------------------------------
	 Interest expense                     $  (7,874)  $  (7,874)  $  (7,333)
	 Other intercompany expenses               (286)       (361)       (558)
	 Income taxes                             3,264       3,294       3,156
					      ---------------------------------
	 ACQUISITION CARRYING COSTS, NET      $  (4,896)  $  (4,941)  $  (4,735)
					      =================================

NOTE 6 - COMMON STOCKHOLDERS' EQUITY:
	 The Company's 1994 Form 10-K reports $339,089 for total stockholders' equity. The $9,467 difference results from the exclusion of PriMerit's unrealized loss on debt securities from common equity in these statements since PriMerit is presented on the equity method of accounting.

				      SOUTHWEST GAS CORPORATION
				      SELECTED STATISTICAL DATA
					  DECEMBER 31, 1994


FINANCIAL STATISTICS
Market value to book value per share at year end                86%
Twelve months to date return on equity -- total company        7.6%
				       -- gas segment          7.8%
Common stock dividend yield at year end                        5.8%



GAS OPERATIONS SEGMENT
								 Authorized
			      Authorized         Authorized      Return on
			      Rate Base           Rate of          Common
Rate Jurisdiction           (In thousands)         Return          Equity
- -----------------           --------------       ----------      ----------
Central Arizona             $     267,348           9.13%          10.75%
Southern Arizona                  157,620           9.12           11.00
Southern Nevada                   184,673           8.89           11.55
Northern Nevada                    47,695           9.16           11.55
Southern California                79,812           9.47           10.90
Northern California                 5,939           9.49           10.90
Paiute Pipeline Company            61,057          10.09           11.50


SYSTEM THROUGHPUT BY CUSTOMER CLASS                           YEAR ENDED DECEMBER 31,
						    -------------------------------------------
	(In dekatherms)                                 1994            1993            1992
- -----------------------------------------------------------------------------------------------
Residential                                          45,966,773      43,921,257      42,249,330
Small commercial                                     23,572,285      22,327,742      21,770,538
Large commercial                                     10,306,232      11,263,387      10,623,560
Industrial / Other                                    8,341,530       7,543,313       7,908,651
Transportation                                       91,479,064      72,502,319      65,114,140
- -----------------------------------------------------------------------------------------------
Total system throughput                             179,665,884     157,558,018     147,666,219
===============================================================================================

HEATING DEGREE DAY COMPARISON                                 YEAR ENDED DECEMBER 31,
						    -------------------------------------------
							1994            1993            1992
- -----------------------------------------------------------------------------------------------
Actual                                                    2,427           2,470           2,261
Ten year average                                          2,387           2,401           2,375
===============================================================================================
/TABLE

						  SOUTHWEST GAS CORPORATION
						 SUMMARY STATEMENTS OF INCOME
					   (In thousands, except per share amounts)
							 (Unaudited)
								    THREE MONTHS ENDED                    TWELVE MONTHS ENDED
								       DECEMBER 31,                          DECEMBER 31,
							       ---------------------------           ---------------------------
								 1994               1993               1994               1993
							       --------           --------           --------           --------
GAS OPERATIONS SEGMENT:
Operating revenues                                             $191,461           $171,350           $599,268           $538,149
Net cost of gas purchased                                        70,077             56,088            249,922            212,290
							       --------           --------           --------           --------
Operating margin                                                121,384            115,262            349,346            325,859
Operations and maintenance expenses                              46,523             42,966            178,185            169,744
Depreciation, amortization, and general taxes                    21,140             19,804             82,569             79,136
							       --------           --------           --------           --------
Operating income                                                 53,721             52,492             88,592             76,979
Net interest deductions                                          13,278             11,222             49,465             41,988
							       --------           --------           --------           --------
Pre-tax utility income                                           40,443             41,270             39,127             34,991
Utility income tax expense                                       15,677             14,821             14,825             12,292
							       --------           --------           --------           --------
Net utility income                                               24,766             26,449             24,302             22,699
Other income (expense), net                                        (330)               425               (778)               316
Arizona pipe replacement disallowance, net                          ---             (9,264)               ---             (9,264)
							       --------           --------           --------           --------
Contribution to net income - gas operations segment              24,436             17,610             23,524             13,751
							       --------           --------           --------           --------
FINANCIAL SERVICES SEGMENT:
Net interest income after loan loss provision                    12,669             13,641             51,414             51,037
Net income (loss) from real estate operations                      (614)              (598)              (612)              (910)
Non-interest income                                               2,142              4,156             10,631             12,049
General and administrative expenses                              11,596             13,066             47,369             52,280
							       --------           --------           --------           --------
Pre-tax income                                                    2,601              4,133             14,064              9,896
Income tax expense                                                1,270              1,815              6,391              6,345
							       --------           --------           --------           --------
Net income before cumulative effect of
  accounting method change                                        1,331              2,318              7,673              3,551
Cumulative effect of accounting method change                       ---                ---                ---              3,045
							       --------           --------           --------           --------
Net income before carrying cost allocation                        1,331              2,318              7,673              6,596
Acquisition carrying costs, net of tax                           (1,230)            (1,232)            (4,896)            (4,941)
							       --------           --------           --------           --------
Contribution to net income - financial services segment             101              1,086              2,777              1,655
							       --------           --------           --------           --------
Net income                                                       24,537             18,696             26,301             15,406
Preferred & preference dividends                                     95                138                510                741
							       --------           --------           --------           --------
Net income applicable to common stock                          $ 24,442           $ 18,558           $ 25,791           $ 14,665
							       ========           ========           ========           ========
Earnings per share                                             $   1.15           $   0.90           $   1.22           $   0.71
							       ========           ========           ========           ========
Earnings per share excluding disallowance                      $   1.15           $   1.34           $   1.22           $   1.15
							       ========           ========           ========           ========
Average outstanding common shares                                21,190             20,913             21,078             20,729
							       ========           ========           ========           ========

The financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for PriMerit Bank (PriMerit). Segmented information is presented within the income statement. The Financial Services segment includes the net income of PriMerit and its subsidiaries on a stand-alone basis, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. This presentation is not in accordance with generally accepted accounting principles
(GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's two segments.

				  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






				       SOUTHWEST GAS CORPORATION




					/s/ Edward A. Janov
				_______________________________________
					    Edward A. Janov
				Controller and Chief Accounting Officer





Date:  February 9, 1995